UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05989)

Exact name of registrant as specified in charter:	Putnam Global Utilities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: October 31, 2009

Date of reporting period: November 1, 2008 — April 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PUGIX

Putnam Global Utilities Fund*

Semiannual Report
4 | 30 | 09

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of utilities companies worldwide.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Utilities
Fund

Semiannual Report
4 | 30 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Manager	7

Performance in depth	11

Expenses	13

Portfolio turnover	14

Your fund’s management	15

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	22

Financial statements	23

Message from the Trustees

Dear Fellow Shareholder:

Since the fourth quarter of 2007, investors have endured one of the most difficult downturns in decades, but there now seem to be early signs that the storm clouds may be starting to clear in the stock market. Although this downturn is far from over and we remain cautious, we are encouraged by a number of developments.

Before its climb was interrupted by profit taking in early May, the stock market experienced a two-month run-up from its March lows. Although many analysts agree that the stock market is in the process of bottoming out, they are careful to note that the market is fairly valued today and that it will require positive corporate earnings growth to continue its climb.

The outlook for the fixed-income market is less clear. Hundreds of billions of dollars in economic stimulus spending have increased the U.S. deficit, which may weaken demand for Treasuries. Corporate and municipal debt may fare slightly better.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company. He is a Director of TransCanada Pipelines, Ltd., an energy infrastructure company. From 1997 to 2008, Mr. Stephens served on the Board of Trustees of the Putnam Funds. Until 2004, he also was a Director of Xcel Energy Incorporated, Qwest Communications, and Norske Canada, Inc.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A diversified approach to utilities investing

Many stock funds offer the potential for growth but produce little or no income for investors. Putnam Global Utilities Fund pursues both capital growth and current income through investments in the utilities sector. The fund targets industries that can profit from the global demand for utilities. The fund may invest in bonds as well as stocks, in both domestic and international markets, and across several industries with varying degrees of regulation.

At the start of 2009, the fund's name was changed from Putnam Utilities Growth and Income Fund to Putnam Global Utilities Fund, and it is now one of nine Global Sector Funds that invest in markets around the world. Prior to the change, the fund had significant exposure to telecommunications companies. Now the fund focuses entirely on utilities and their related industries.

Although the fund’s portfolio can include businesses of all sizes and at different stages of growth, established corporations are the norm in the utilities sector. Utilities have a history of consistent dividend payouts to investors. Their securities are valued as an alternative to bonds, especially during periods of low interest rates, when investors look outside the bond market for income.

The fund’s strategy, particularly during periods of uncertainty, is to maintain a solid foundation of securities in stable-demand industries, such as electric power and natural gas. Guided by this approach, the fund’s manager is committed to finding rewarding opportunities for income and growth by anticipating developments that affect the utilities sector worldwide. The manager conducts intensive research with support from analysts on Putnam’s Global Equity Research team.

Natural gas is widely used to produce electricity; as gas prices rise and fall, the price of electricity tends to follow suit. Since the demand for electricity is usually stable even as prices fluctuate, profits at times may increase for electric utilities that use less costly fuels, such as nuclear. The fund also invests in companies that generate alternative “green” power, such as wind, solar, and hydropower.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

Putnam Global Sector Funds

Dramatic changes, such as the growth of wireless communications and innovations in solar energy and software, can propel stocks in different industries to market-leading performance. Putnam Global Sector Funds help investors gain exposure to a number of dynamic industries.

Investing with flexibility and precision, the funds’ portfolio managers use rigorous fundamental research and a proprietary stock-ranking process. They work with teams of analysts to determine where each sector is headed and to pinpoint opportunities. Backed by Putnam’s nearly 30 years of sector investing experience, the nine funds invest in distinct sectors in markets around the world.

Global Consumer Fund
Retail, hotels, restaurants, media, food
and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified
financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology,
health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and
defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications
services

Global Utilities Fund
Electric, gas, and water utilities

Developments and events that have affected the utilities sector

4	5

Performance
snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 11–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

Putnam Management has recently undertaken a review of the fund’s benchmark. The MSCI World Utilities Index replaces the S&P Utilities Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

* Returns for the six-month period are not annualized, but cumulative.

† The MSCI World Utilities Index began operations on 1/1/01.

Interview with your
fund’s Portfolio Manager

Michael Yogg

Michael, until the final weeks of the semi-annual period, investors had endured one of the most difficult stock markets since the Great Depression. How did the fund perform in this environment?

The fund experienced a loss of 10.69%, more than its benchmark, the MSCI World Utilities Index, which declined 9.86%. The fund significantly lagged its Lipper peer group, which retreated 7.47%. The Lipper underperformance was due to the fund’s overweights to Europe and Asia and underweight to the United States versus its competitors. U.S. utilities were not great performers over the six-month period, but they did better than most international utilities.

Historically, utilities stocks have had a reputation as a safe haven in stormy markets because of their dividend-paying ability and consistent performance. Clearly, this wasn’t the case during the period. What was the environment like?

In the United States, utilities stocks underperformed in an environment in which you would have thought they would have done well. The overall stock market was very weak in the fourth quarter of 2008. As you mentioned, utilities stocks are traditionally defensive, so for a while they held up fairly well. In the final months of 2008, they offered investors some safety because of their high yields and fundamentals that appeared

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/09. See page 6 and pages 11–13 for additional fund performance information. Index descriptions can be found on page 16.

to be able to withstand the pressures of a deepening recession.

Then, during the second week of February, utilities stocks suffered a reversal. Great Plains Energy and Ameren, both Midwest electric utilities, announced they were cutting their dividends. The fund did not hold Ameren during the period, but did, and continues to, hold Great Plains Energy. The dividend reductions damaged the aura of safety surrounding utilities stocks and wound up hurting investor confidence in the whole group. For the four weeks that ended March 6, 2009, U.S. utilities stocks actually fell further than the S&P 500 Index. The situation did begin to improve in the final weeks of the quarter as the overall market began to recover.

In Europe, oil and natural gas are used by many utilities to produce power. Underperformance of the utilities in this region was due in part to the positive correlation between utilities stocks and oil and gas prices — that is, both prices decreased together. This is because many European utilities own oil resources for power generation or compete against other oil producers. As oil and gas prices fell during the period, utility stocks followed.

The portion of the portfolio that includes the Asia-Pacific region is focused mostly on Japan, where the rotation into cyclical, or economically sensitive stocks, took place earlier than in the United States and in Europe. So during the period, there was some sector rotation out of utilities stocks as early signs of an improving economy helped cyclical stock performance and hurt utilities.

Let’s talk about some holdings that helped the fund’s performance over the past six months.

Two electric utilities, CMS Energy, an electric and natural gas utility that serves

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/09. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	INDUSTRY

E.ON AG (9.4%)	Germany	Electric utilities
Gaz de France SA (5.8%)	France	Natural gas utilities
Exelon Corp. (5.4%)	United States	Electric utilities
PG&E Corp. (5.0%)	United States	Electric utilities
Tokyo Electric Power Co. (4.7%)	Japan	Electric utilities
RWE AG (4.5%)	Germany	Electric utilities
Centrica PLC (3.8%)	United Kingdom	Natural gas utilities
Entergy Corp. (3.6%)	United States	Electric utilities
Tokyo Gas Co., Ltd. (3.4%)	Japan	Natural gas utilities
Iberdrola SA (3.2%)	Spain	Electric utilities

about 6.5 million customers in Michigan, and NV Energy (formerly Sierra Pacific Resources), which provides electricity to 2.4 million customers throughout Nevada, helped performance. Both of these utilities, however, were severely hurt by unfavorable regulatory climates impacting how much the authorities allowed these companies to charge and the conditions under which they did business. In fact, the regulatory environment got so bad that NV Energy came close to bankruptcy in 2003. We were able to detect during the period an improving regulatory climate early on, and the fund made money in both stocks as a result. CMS benefited from changes in the law that ended subsidies for small customers and penalties for large, profitable customers, which wound up driving some of the company’s profitable customers off the system.

Another contributor, Public Power Corporation, is a major public electricity utility in Greece. For a while during 2008, Public Power was hurt by higher oil prices, its primary fuel source for producing electricity. When the price of oil was high, the company had to buy power from other electricity producers, and then had to sell it. As the price of oil went up, the company experienced a margin squeeze because it was charging a fixed rate for the electricity. Now that the price of oil has come down, the company’s cost structure has improved and the stock has benefited as a result.

Which holdings hurt performance?

The top detractors during the period were all what I would consider cyclically sensitive and power-price-sensitive companies. Exelon, Entergy, and FirstEnergy are primarily power-generation companies that up until the very last weeks of the quarter had been hurt by low power prices. Exelon, the nation’s largest electric and gas utility,

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

provides power primarily in the metropolitan Chicago and Philadelphia areas. Entergy is an electric utility in four states, centered in New Orleans, Louisiana. It also owns and operates six nuclear power plants from Massachusetts to Michigan. First Energy is an electric utility with customers in Ohio, Pennsylvania, and New Jersey.

EDF SA, a holding company for Electricite de France, experienced a challenging political and regulatory environment in France. Politicians wanted to keep rates low for the voters and the utility wanted rates higher to maintain its financial integrity, and the stock suffered as a result. The politicization of electricity regulation in France has increased the element of risk and penalized the valuation of the stock.

What’s your outlook?

I am very cautious about the overall stock market. In this environment, however, the portfolio will continue to invest in utilities that have supportive regulatory commissions that will help keep the utilities’ returns high enough to finance growth at reasonable prices and continue dividend payouts.

Because of heightened attention to carbon emissions and climate change, I plan to maintain a focus on wind generation and nuclear power. I believe other alternative sources such as solar energy will attract investment over the next several years. Another important aspect of future growth will be in the transmission and distribution (T&D) area. The T&D infrastructure has been neglected and is in need of an upgrade. What’s more, because renewable energy such as wind power exists largely outside the country’s main population areas, it will require new transmission infrastructure.

Lastly, although I was disappointed by the two dividend cuts during the period that hurt the group’s performance, I do believe that utilities in the United States and in the rest of the world still have strong defensive characteristics. I believe that the earnings power, cash flow potential, and dividend-paying ability of the stocks in your portfolio will hold up relatively well, and that the utility industry business fundamentals are sound.

IN THE NEWS

Oil prices are once again on the rise. The global economic slowdown had diminished worldwide demand for oil, knocking prices down from 2008’s high of $147 a barrel to a low of $34 in February 2009. In late May, oil prices surged to $63 a barrel, the highest level in six months. The increase followed a report that U.S. consumer confidence had improved and a statement from Saudi Arabia’s oil minister that the world could withstand oil prices of between $75 and $80 per barrel.

Thank you, Michael, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.20%	5.86%	5.41%	5.41%	5.41%	5.41%	5.68%	5.47%	5.94%	6.25%

10 years	4.75	–1.25	–2.86	–2.86	–2.72	–2.72	–0.39	–3.91	2.20	5.68
Annual average	0.47	–0.13	–0.29	–0.29	–0.28	–0.28	–0.04	–0.40	0.22	0.55

5 years	19.39	12.53	14.96	12.96	15.13	15.13	16.43	12.41	17.98	20.45
Annual average	3.61	2.39	2.83	2.47	2.86	2.86	3.09	2.37	3.36	3.79

3 years	–11.24	–16.32	–13.26	–15.77	–13.13	–13.13	–12.54	–15.64	–11.84	–10.56
Annual average	–3.90	–5.77	–4.63	–5.56	–4.58	–4.58	–4.37	–5.51	–4.11	–3.65

1 year	–36.73	–40.37	–37.20	–40.27	–37.14	–37.76	–37.05	–39.25	–36.83	–36.56

6 months	–10.69	–15.81	–11.03	–15.41	–10.93	–11.80	–10.86	–14.01	–10.74	–10.58

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 4/30/09

	MSCI World		Lipper Utility Funds
	Utilities Index	S&P Utilities Index	category average†

Annual average (life of fund)	—*	6.50%	7.40%

10 years	—*	19.43	25.77
Annual average	—*	1.79	2.08

5 years	42.24%	32.02	26.85
Annual average	7.30	5.71	4.80

3 years	–7.95	–8.30	–12.77
Annual average	–2.72	–2.85	–4.52

1 year	–35.89	–32.76	–35.72

6 months	–9.86	–9.44	–7.47

Index and Lipper results should be compared to fund performance at net asset value.

Putnam Management has recently undertaken a review of the fund’s benchmark. The MSCI World Utilities Index replaces the S&P Utilities Index as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund.

* The MSCI World Utilities Index began operations on 1/1/01.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/09, there were 104, 98, 87, 68, 43, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.200		$0.158	$0.161	$0.173		$0.188	$0.213

Capital gains	—		—	—	—		—	—

Total	$0.200		$0.158	$0.161	$0.173		$0.188	$0.213

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/08	$10.69	$11.34	$10.64	$10.62	$10.67	$11.06	$10.66	$10.69

4/30/09	9.36	9.93	9.32	9.31	9.35	9.69	9.34	9.36

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.97%	5.63%	5.18%	5.18%	5.18%	5.18%	5.45%	5.24%	5.71%	6.02%

10 years	6.96	0.82	–0.75	–0.75	–0.77	–0.77	1.72	–1.81	4.36	7.91
Annual average	0.68	0.08	–0.08	–0.08	–0.08	–0.08	0.17	–0.18	0.43	0.76

5 years	11.09	4.75	7.05	5.05	6.96	6.96	8.32	4.57	9.77	12.08
Annual average	2.13	0.93	1.37	0.99	1.35	1.35	1.61	0.90	1.88	2.31

3 years	–12.96	–17.99	–14.92	–17.38	–14.89	–14.89	–14.31	–17.34	–13.63	–12.29
Annual average	–4.52	–6.40	–5.24	–6.17	–5.23	–5.23	–5.02	–6.15	–4.77	–4.28

1 year	–35.83	–39.54	–36.32	–39.44	–36.29	–36.92	–36.16	–38.40	–35.98	–35.66

6 months	–24.93	–29.24	–25.18	–28.87	–25.20	–25.94	–25.15	–27.77	–25.00	–24.77

Fund’s annual operating expenses For the fiscal year ended 10/31/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Total annual fund operating expenses	1.19	1.94	1.94	1.69	1.44	0.94

* Reflects Putnam Management's decision to contractually limit expenses through 10/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Utilities Fund from November 1, 2008, to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.63	$9.14	$9.14	$7.97	$6.80	$4.46

Ending value (after expenses)	$893.10	$889.70	$890.70	$891.40	$892.60	$894.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2009, use the following calculation method. To find the value of your investment on November 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.01	$9.74	$9.74	$8.50	$7.25	$4.76

Ending value (after expenses)	$1,018.84	$1,015.12	$1,015.12	$1,016.36	$1,017.60	$1,020.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Average annualized expense
ratio for Lipper peer group*	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Global Utilities Fund	28%	42%	65%	39%	30%

Lipper Utility Funds
category average	71%	85%	104%	122%	203%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Manager is Michael Yogg.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2009, and April 30, 2008.

Trustee and Putnam employee fund ownership

As of April 30, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$98,000	$32,000,000

Putnam employees	$1,356,000	$339,000,000

Other Putnam funds managed by the Portfolio Manager

Michael Yogg is not a Portfolio Manager of any other Putnam mutual fund, although he may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Utilities Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the utilities sector.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In May 2008, the Board of Trustees also approved a new sub-advisory contract among Putnam Management, PIL and another affiliate, The Putnam Advisory Company (“PAC”), in respect of your fund. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 63rd percentile in management fees and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The

Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Utility Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	52nd

Three-year period	60th

Five-year period	56th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 101, 82, and 68 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Utility Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 65%, 77%, and 75%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 63rd out of 97, 52nd out of 67, and 33rd out of 43 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Advisory
Contract among Putnam
Management, Putnam Investments
Limited and The Putnam
Advisory Company

In May 2008, the Trustees approved a new sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-advisory contract in respect of your fund, effective February 28, 2009.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-advisory contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PAC’s Singapore office to manage a portion of your fund’s assets and PAC’s expertise in managing assets invested in Asian markets. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services and that the sub-advisory relationship with PAC will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/09 (Unaudited)

COMMON STOCKS (98.9%)*	Shares	Value

Electric utilities (76.7%)
Allegheny Energy, Inc.	58,100	$1,505,952

Alliant Energy Corp.	101,234	2,263,592

American Electric Power Co., Inc.	154,050	4,063,839

Chubu Electric Power, Inc. (Japan)	128,400	2,824,121

CLP Holdings, Ltd. (Hong Kong)	201,500	1,359,131

CMS Energy Corp.	735,690	8,842,994

Dominion Resources, Inc.	85,350	2,574,156

Duke Energy Corp.	489,601	6,761,390

E.ON AG (Germany)	835,897	28,296,649

Edison International	304,245	8,674,025

Electricite de France (France)	164,183	7,618,120

Entergy Corp.	166,107	10,758,750

Exelon Corp.	352,952	16,281,677

FirstEnergy Corp.	211,356	8,644,460

FPL Group, Inc.	135,596	7,293,709

Great Plains Energy, Inc.	191,100	2,765,217

Hong Kong Electric Holdings, Ltd. (Hong Kong)	516,500	3,050,315

Iberdrola SA (Spain)	1,237,067	9,797,206

ITC Holdings Corp.	54,300	2,363,679

Kyushu Electric Power Co., Inc. (Japan)	361,200	7,444,974

National Grid PLC (United Kingdom)	781,472	6,533,058

Northeast Utilities	172,705	3,630,259

NV Energy, Inc.	835,925	8,568,231

PG&E Corp.	404,456	15,013,407

Public Power Corp. SA (Greece)	319,035	6,187,963

Public Service Enterprise Group, Inc.	150,740	4,498,082

Red Electrica Corp. SA (Spain)	45,477	1,914,268

RWE AG (Germany)	188,612	13,590,908

Scottish and Southern Energy PLC (United Kingdom)	416,584	6,819,317

Terna SPA (Italy)	390,496	1,260,988

Tohoku Electric Power Co., Inc. (Japan)	143,100	2,981,597

Tokyo Electric Power Co. (Japan)	610,200	14,291,085

Wisconsin Energy Corp.	68,078	2,720,397

		231,193,516
Natural gas utilities (17.3%)
Centrica PLC (United Kingdom)	3,438,745	11,547,873

Gaz de France SA (France)	486,941	17,553,434

Osaka Gas Co., Ltd. (Japan)	1,668,000	5,288,820

Sempra Energy	146,143	6,725,501

Toho Gas Co., Ltd. (Japan)	185,000	788,301

Tokyo Gas Co., Ltd. (Japan)	2,707,000	10,249,060

		52,152,989
Power producers (4.9%)
AES Corp. (The) †	952,148	6,731,686

Cheung Kong Infrastructure Holdings, Ltd. (Hong Kong)	675,000	2,612,868

COMMON STOCKS (98.9%)* cont.	Shares	Value

Power producers cont.
International Power PLC (United Kingdom)	570,347	$2,068,726

NRG Energy, Inc. †	186,400	3,351,472

		14,764,752
Total common stocks (cost $313,358,811)		$298,111,257

SHORT-TERM INVESTMENTS (0.9%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	2,590,992	$2,590,992

Total short-term investments (cost $2,590,992)		$2,590,992

TOTAL INVESTMENTS

Total investments (cost $315,949,803)		$300,702,249

* Percentages indicated are based on net assets of $301,506,959.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

At April 30, 2009, liquid assets totaling $74,355 have been designated as collateral for open forward contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at April 30, 2009 (as a percentage of Portfolio Value):

United States	45.4%	Spain	3.9%

Japan	14.6	Hong Kong	2.3

Germany	13.9	Greece	2.1

United Kingdom	9.0	Italy	0.4

France	8.4	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/09 (aggregate face value $20,286,566) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$2,118,479	$2,110,596	5/20/09	$7,883

British Pound	709,124	708,189	5/20/09	935

Canadian Dollar	3,241,445	3,155,259	5/20/09	86,186

Euro	9,885,264	9,893,022	5/20/09	(7,758)

Hong Kong Dollar	4,419,475	4,419,500	5/20/09	(25)

Total				$87,221

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/09 (aggregate face value $795,774) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Japanese Yen	$808,640	$795,774	5/20/09	$(12,866)

Total				$(12,866)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (” SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of April 30, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$136,623,467	$—

Level 2	164,078,782	74,355

Level 3	—	—

Total	$300,702,249	$74,355

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $313,358,811)	$298,111,257
Affiliated issuers (identified cost $2,590,992) (Note 5)	2,590,992

Foreign currency (cost $24,921) (Note 1)	24,899

Dividends, interest and other receivables	1,062,419

Receivable for shares of the fund sold	66,439

Receivable for investments sold	4,767,678

Foreign tax reclaim	178,399

Unrealized appreciation on forward currency contracts (Note 1)	122,920

Total assets	306,925,003

LIABILITIES

Payable for investments purchased	4,195,604

Payable for shares of the fund repurchased	523,169

Payable for compensation of Manager (Note 2)	218,813

Payable for investor servicing fees (Note 2)	106,158

Payable for custodian fees (Note 2)	13,586

Payable for Trustee compensation and expenses (Note 2)	136,690

Payable for administrative services (Note 2)	1,753

Payable for distribution fees (Note 2)	72,322

Unrealized depreciation on forward currency contracts (Note 1)	48,565

Other accrued expenses	101,384

Total liabilities	5,418,044

Net assets	$301,506,959

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$352,200,586

Undistributed net investment income (Note 1)	1,858,760

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(37,374,174)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(15,178,213)

Total — Representing net assets applicable to capital shares outstanding	$301,506,959

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($276,996,438 divided by 29,581,127 shares)	$9.36

Offering price per class A share (100/94.25 of $9.36)*	$9.93

Net asset value and offering price per class B share ($14,630,775 divided by 1,569,081 shares)**	$9.32

Net asset value and offering price per class C share ($3,769,874 divided by 405,139 shares)**	$9.31

Net asset value and redemption price per class M share ($1,760,677 divided by 188,245 shares)	$9.35

Offering price per class M share (100/96.50 of $9.35)*	$9.69

Net asset value, offering price and redemption price per class R share
($1,029,638 divided by 110,259 shares)	$9.34

Net asset value, offering price and redemption price per class Y share
($3,319,557 divided by 354,539 shares)	$9.36

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $368,582)	$6,961,476

Interest (including interest income of $329 from
investments in affiliated issuers) (Note 5)	35,253

Securities lending	21,601

Total investment income	7,018,330

EXPENSES

Compensation of Manager (Note 2)	1,185,397

Investor servicing fees (Note 2)	657,914

Custodian fees (Note 2)	15,464

Trustee compensation and expenses (Note 2)	20,057

Administrative services (Note 2)	16,101

Distribution fees — Class A (Note 2)	385,849

Distribution fees — Class B (Note 2)	93,348

Distribution fees — Class C (Note 2)	20,206

Distribution fees — Class M (Note 2)	7,527

Distribution fees — Class R (Note 2)	2,552

Other	148,479

Fees waived and reimbursed by Manager (Note 2)	(442,618)

Total expenses	2,110,276

Expense reduction (Note 2)	(26,907)

Net expenses	2,083,369

Net investment income	4,934,961

Net realized loss on investments (Notes 1 and 3)	(29,723,518)

Net realized loss on foreign currency transactions (Note 1)	(2,571)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	51,898

Net unrealized depreciation of investments during the period	(15,693,754)

Net loss on investments	(45,367,945)

Net decrease in net assets resulting from operations	$(40,432,984)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/09*	Year ended 10/31/08

Operations:
Net investment income	$4,934,961	$12,502,089

Net realized gain (loss) on investments
and foreign currency transactions	(29,726,089)	3,212,051

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(15,641,856)	(225,023,100)

Net decrease in net assets resulting from operations	(40,432,984)	(209,308,960)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,280,935)	(9,549,179)

Class B	(306,101)	(392,574)

Class C	(66,697)	(74,242)

Class M	(35,047)	(45,864)

Class R	(19,674)	(15,719)

Class Y	(74,202)	(107,869)

Redemption fees (Note 1)	924	4,276

Decrease from capital share transactions (Note 4)	(44,607,291)	(50,924,650)

Total decrease in net assets	(91,822,007)	(270,414,781)

NET ASSETS

Beginning of period	393,328,966	663,743,747

End of period (including undistributed net investment
income of $1,858,760 and $3,706,455, respectively)	$301,506,959	$393,328,966

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
		Net	Net realized								of expenses	investment
	Net asset value,	investment	and unrealized	Total from				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss) on	investment	From net	Total	Redemption	value, end of	at net asset	end of period	net assets	to average net	Portfolio
Period ended	of period	(loss) [a,d]	investments	operations	investment income	distributions	fees	period	value (%) [b]	(in thousands)	(%) [c,d]	assets (%) [d]	turnover (%)

Class A
April 30, 2009 **	$10.69	.15	(1.28)	(1.13)	(.20)	(.20)	— [e]	$9.36	(10.69) *	$276,996	.59 *	1.47 *	63.44 *
October 31, 2008	16.27	.32	(5.63)	(5.31)	(.27)	(.27)	— [e]	10.69	(33.07)	358,048	1.18	2.21	28.33
October 31, 2007	12.82	.22	3.43	3.65	(.20)	(.20)	— [e]	16.27	28.64	595,786	1.18	1.51	41.51
October 31, 2006	10.97	.22 [g]	1.86	2.08	(.23)	(.23)	— [e]	12.82	19.22	519,557	1.22 [g]	1.88 [g]	64.90
October 31, 2005	9.58	.22 [f]	1.38	1.60	(.21)	(.21)	— [e]	10.97	16.76 [f]	473,589	1.22	2.11 [f]	38.79
October 31, 2004	8.06	.18	1.51	1.69	(.17)	(.17)	—	9.58	21.18	444,698	1.28	2.11	29.95

Class B
April 30, 2009 **	$10.64	.11	(1.27)	(1.16)	(.16)	(.16)	— [e]	$9.32	(11.03) *	$14,631	.97 *	1.10 *	63.44 *
October 31, 2008	16.19	.21	(5.61)	(5.40)	(.15)	(.15)	— [e]	10.64	(33.61)	23,825	1.93	1.45	28.33
October 31, 2007	12.75	.11	3.41	3.52	(.08)	(.08)	— [e]	16.19	27.71	51,537	1.93	.79	41.51
October 31, 2006	10.91	.13 [g]	1.85	1.98	(.14)	(.14)	— [e]	12.75	18.31	62,195	1.97 [g]	1.18 [g]	64.90
October 31, 2005	9.53	.14 [f]	1.37	1.51	(.13)	(.13)	— [e]	10.91	15.86 [f]	81,553	1.97	1.37 [f]	38.79
October 31, 2004	8.02	.12	1.49	1.61	(.10)	(.10)	—	9.53	20.21	92,191	2.03	1.37	29.95

Class C
April 30, 2009 **	$10.62	.11	(1.26)	(1.15)	(.16)	(.16)	— [e]	$9.31	(10.93) *	$3,770	.97 *	1.10 *	63.44 *
October 31, 2008	16.17	.22	(5.61)	(5.39)	(.16)	(.16)	— [e]	10.62	(33.61)	4,473	1.93	1.50	28.33
October 31, 2007	12.74	.11	3.41	3.52	(.09)	(.09)	— [e]	16.17	27.74	6,247	1.93	.74	41.51
October 31, 2006	10.91	.13 [g]	1.84	1.97	(.14)	(.14)	— [e]	12.74	18.24	4,699	1.97 [g]	1.15 [g]	64.90
October 31, 2005	9.53	.14 [f]	1.37	1.51	(.13)	(.13)	— [e]	10.91	15.91 [f]	4,333	1.97	1.37 [f]	38.79
October 31, 2004	8.02	.12	1.50	1.62	(.11)	(.11)	—	9.53	20.27	3,655	2.03	1.36	29.95

Class M
April 30, 2009 **	$10.67	.12	(1.27)	(1.15)	(.17)	(.17)	— [e]	$9.35	(10.86) *	$1,761	.84 *	1.23 *	63.44 *
October 31, 2008	16.25	.25	(5.64)	(5.39)	(.19)	(.19)	— [e]	10.67	(33.47)	2,368	1.68	1.69	28.33
October 31, 2007	12.80	.15	3.42	3.57	(.12)	(.12)	— [e]	16.25	28.05	3,946	1.68	1.01	41.51
October 31, 2006	10.95	.16 [g]	1.86	2.02	(.17)	(.17)	— [e]	12.80	18.64	3,438	1.72 [g]	1.42 [g]	64.90
October 31, 2005	9.57	.17 [f]	1.37	1.54	(.16)	(.16)	— [e]	10.95	16.11 [f]	3,925	1.72	1.62 [f]	38.79
October 31, 2004	8.05	.14	1.51	1.65	(.13)	(.13)	—	9.57	20.58	3,613	1.78	1.61	29.95

Class R
April 30, 2009 **	$10.66	.13	(1.26)	(1.13)	(.19)	(.19)	— [e]	$9.34	(10.74) *	$1,030	.72 *	1.34 *	63.44 *
October 31, 2008	16.24	.28	(5.63)	(5.35)	(.23)	(.23)	— [e]	10.66	(33.28)	1,046	1.43	1.95	28.33
October 31, 2007	12.80	.17	3.44	3.61	(.17)	(.17)	— [e]	16.24	28.35	702	1.43	1.16	41.51
October 31, 2006	10.96	.18 [g]	1.86	2.04	(.20)	(.20)	— [e]	12.80	18.88	309	1.47 [g]	1.59 [g]	64.90
October 31, 2005	9.57	.20 [f]	1.38	1.58	(.19)	(.19)	— [e]	10.96	16.53 [f]	221	1.47	1.84 [f]	38.79
October 31, 2004 †	8.20	.15	1.38	1.53	(.16)	(.16)	—	9.57	18.86 *	95	1.41 *	1.71 *	29.95

Class Y
April 30, 2009 **	$10.69	.16	(1.28)	(1.12)	(.21)	(.21)	— [e]	$9.36	(10.58) *	$3,320	.47 *	1.60 *	63.44 *
October 31, 2008	16.28	.36	(5.65)	(5.29)	(.30)	(.30)	— [e]	10.69	(32.94)	3,570.93		2.47	28.33
October 31, 2007	12.82	.25	3.44	3.69	(.23)	(.23)	— [e]	16.28	29.03	5,526.93		1.75	41.51
October 31, 2006	10.97	.24 [g]	1.86	2.10	(.25)	(.25)	— [e]	12.82	19.51	3,723	.97 [g]	2.14 [g]	64.90
October 31, 2005 ††	11.59	.10	(.72)	(.62)	—	—	— [e]	10.97	(5.35) *	3,781	.07 *	.07 *	38.79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

* Unaudited.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

†† For the period October 4, 2005 (commencement of operations) to October 31, 2005.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2009	0.13%

October 31, 2008	0.01

October 31, 2007	<0.01

October 31, 2006	0.01

October 31, 2005	<0.01

October 31, 2004	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.01	0.06%

Class B	0.01	0.06

Class C	0.01	0.06

Class M	0.01	0.06

Class R	0.01	0.06

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Utilities Fund (the “fund”), formerly Putnam Utilities Growth and Income Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity securities issued by public utility companies. The fund concentrates its investments in a limited number of sectors and involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to January 2, 2009, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in The fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of April 30, 2009, due to a decrease in the fund’s net asset value during the period, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At April 30, 2009, the fund had net unrealized gains of $122,865 and net unrealized losses of $48,510 on derivative contracts subject to the Master Agreements. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2009, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2008, the fund had a capital loss carryover of $7,016,122 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2011.

The aggregate identified cost on a tax basis is $316,461,687, resulting in gross unrealized appreciation and depreciation of $34,698,816 and $50,458,254, respectively, or net unrealized depreciation of $15,759,438.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended April 30, 2009, Putnam Management waived $442,618 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective February 28, 2009, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended April 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended April 30, 2009 the fund’s expenses were reduced by $1,753 under the expense offset arrangements and by $25,154 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $409, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,727 and $58 from the sale of class A and class M shares, respectively, and received $9,864 and $174 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $215,842,004 and $254,869,894, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/09		Year ended 10/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	1,210,016	$12,143,834	5,186,848	$78,073,106

Shares issued in connection with	555,415	5,603,435	596,936	8,590,083
reinvestment of distributions

	1,765,431	17,747,269	5,783,784	86,663,189

Shares repurchased	(5,693,637)	(55,742,778)	(8,882,858)	(125,959,253)

Net decrease	(3,928,206)	$(37,995,509)	(3,099,074)	$(39,296,064)

	Six months ended 4/30/09		Year ended 10/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	78,543	$777,131	607,699	$9,044,292

Shares issued in connection with	26,319	266,737	23,937	343,499
reinvestment of distributions

	104,862	1,043,868	631,636	9,387,791

Shares repurchased	(775,423)	(7,557,048)	(1,575,128)	(22,612,380)

Net decrease	(670,561)	$(6,513,180)	(943,492)	$(13,224,589)

	Six months ended 4/30/09		Year ended 10/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	29,013	$294,708	221,749	$3,358,880

Shares issued in connection with	5,201	52,348	4,059	57,831
reinvestment of distributions

	34,214	347,056	225,808	3,416,711

Shares repurchased	(50,341)	(488,353)	(190,876)	(2,393,202)

Net increase (decrease)	(16,127)	$(141,297)	34,932	$1,023,509

	Six months ended 4/30/09		Year ended 10/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	12,874	$133,268	67,398	$1,013,301

Shares issued in connection with	3,168	32,017	2,955	42,442
reinvestment of distributions

	16,042	165,285	70,353	1,055,743

Shares repurchased	(49,686)	(489,419)	(91,270)	(1,296,404)

Net decrease	(33,644)	$(324,134)	(20,917)	$(240,661)

	Six months ended 4/30/09		Year ended 10/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	28,452	$280,076	68,126	$993,484

Shares issued in connection with	1,530	15,347	957	13,506
reinvestment of distributions

	29,982	295,423	69,083	1,006,990

Shares repurchased	(17,880)	(169,735)	(14,137)	(205,974)

Net increase	12,102	$125,688	54,946	$801,016

	Six months ended 4/30/09		Year ended 10/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	65,178	$662,040	95,737	$1,450,906

Shares issued in connection with	7,353	73,690	7,461	107,179
reinvestment of distributions

	72,531	735,730	103,198	1,558,085

Shares repurchased	(52,063)	(494,589)	(108,583)	(1,545,946)

Net increase (decrease)	20,468	$241,141	(5,385)	$12,139

Note 5: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $329 for the period ended April 30, 2009. During the period ended April 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $5,134,891 and $2,543,899, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam

Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the funds financial statements.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Note 9: Other — Change in fiscal year

In May 2009 the Trustees of the fund approved a change in the fund’s fiscal year-end to August 31.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund§
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund**

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

§ Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

** Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your finan-cial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Susan G. Malloy
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	Paul L. Joskow	Assistant Treasurer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Beth S. Mazor
	Robert E. Patterson	Vice President
Investment Sub-Manager	George Putnam, III
Putnam Investments Limited	Robert L. Reynolds	James P. Pappas
57–59 St James’s Street	W. Thomas Stephens	Vice President
London, England SW1A 1LD	Richard B. Worley
Francis J. McNamara, III
Investment Sub-Advisor	Officers	Vice President and
The Putnam Advisory	Charles E. Haldeman, Jr.	Chief Legal Officer
Company, LLC	President
One Post Office Square		Robert R. Leveille
Boston, MA 02109	Charles E. Porter	Vice President and
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodian	Senior Vice President	Judith Cohen
State Street Bank and	and Treasurer	Vice President, Clerk and
Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Wanda M. McManus
Ropes & Gray LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Ravi Akhoury		Proxy Manager
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Utilities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA026 256622 6/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Utilities Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 26, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 26, 2009